Exhibit 10.1

AMENDMENT NO. 7 TO
AGREEMENT

THIS AMENDMENT NO.7 TO AGREEMENT (this “Amendment”) is made effective as of July 9, 2019, between IDEXX Operations, Inc., a Delaware corporation whose principal place of business is at 6100 east Shelby Drive, Memphis Tennessee 38141, U.S.A. (“IDEXX”) and Ortho-Clinical Diagnostics, Inc., a New York corporation with offices at 100 Indigo Creek Drive, Rochester, New York, U.S.A. (“OCD”).

WHEREAS, OCD and IDEXX have entered into that certain Agreement dated as of October 16, 2003, as amended by Amendment No. 1 thereto effective January 1, 2005, Amendment No. 2 thereto effective October 15, 2006, Amendment No. 3 thereto effective January 18, 2008, Amendment No. 4 thereto effective December 28, 2011, Amendment No. 5 thereto effective December 9, 2013, and Amendment No. 6 thereto effective January 1, 2017 (as so amended, the “Agreement”), regarding supply by OCD of dry slides for IDEXX veterinary chemistry analyzers;

WHEREAS, OCD desires to discontinue manufacture of the Drop Volume Slide and Drop Volume Fluid and IDEXX agrees to amend the Agreement to reflect the foregoing;

NOW THEREFORE, the parties hereby agree as follows:

1. Schedule 5-A to the Agreement is hereby amended as follows:
a.Drop Volume Fluid (Catalog Number 6802784) and Drop Volume Slides (Catalog Number 6802789) are hereby deleted each of from (a) the list of Catalyst Slides -- Other, and (b) the list of Consumables (Products Not Included Under Tiered Slide Pricing).

2.Exhibit A (Specifications) to the Agreement is hereby amended as follows:
i. Purchase Material Specification for each of Drop Volume Fluid (Catalog Number 6802784) and Drop Volume Slides (Catalog Number 6802789) are hereby deleted.

3.Except as modified by this Amendment, the Agreement remains in effect. This Amendment is to be construed as part of the Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall from and after the date set forth above, refer to the Agreement as amended hereby.

4.This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF and intending to be legally bound, the parties hereto have caused this Amendment to be duly executed in duplicate by their respective authorized representatives as of the day and year first written above:

ORTHO-CLINICAL DIAGNOSTICS, INC.	IDEXX OPERATIONS, INC.

By: /s/ Heidi Casaletto	By: /s/ John Hart
Name: Heidi Casaletto	Name: John Hart
Title: EVP, Portfolio Strategy & Marketing	Title: Senior Vice President

Date: February 19, 2020	Date: Mar-10-2020

Acknowledged and consented to, solely as guarantor pursuant to Section 30 of the Agreement:

IDEXX LABORATORIES, INC.

By: _____________________________
Name: __________________________
Title: ___________________________
Date: ___________________________